CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated November 29, 2012 on the financial statements and financial highlights of 13D Activist Fund, a series of shares of beneficial interest of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2012 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

January 23, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As independent registered public accountants, we hereby consent to the use of our report incorporated by reference herein dated November 29, 2012, on the financial statements of Bandon Isolated Alpha Fixed Income Fund, a series of the Northern Lights Fund Trust, as of September 30, 2012, and to the references to our firm in the Prospectus and the Statement of Additional Information in this Post-Effective Amendment to the Northern Lights Fund Trust Registration Statement on Form N-1A.

Cohen Fund Audit Services, Ltd.

Cleveland, Ohio

January 25, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated November 29, 2012 on the financial statements and financial highlights of CWC Small Cap Aggressive Value Fund, a series of Northern Lights Fund Trust. Such financial statements and financial highlights appear in the 2012 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 24, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated November 29, 2012 on the financial statements and financial highlights of The Guardian Fund, a series of shares of beneficial interest of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2012 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

January 23, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated November 29, 2012 on the financial statements and financial highlights of Navigator Equity Hedged Fund, a series of shares of beneficial interest of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2012 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

January 23, 2013